EXHIBIT 10.7


                              FTC COMMERCIAL CORP.

                                FORM OF GUARANTY

To induce FTC COMMERCIAL CORP. (hereinafter referred to as "FTC") to enter into a Factoring Agreement and an Inventory Loan Facility Agreement with J. LINDEBERG USA, LLC (hereinafter referred to as the "Principal"), both dated July 28, 2008, and any subsequent amendments thereto and other related or subsequent agreements between FTC and the Principal (hereinafter collectively and separately referred to as the "FTC Agreements"), and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Undersigned (which term refers both to each of the Undersigned individually and to all or any two or more jointly) hereby jointly and severally unconditionally and irrevocably deliver this Guaranty to FTC and hereby jointly and severally unconditionally and irrevocably guarantee to FTC, and any transferee of this Guaranty or of any liability guaranteed hereby, the full and prompt payment and performance of all present and future liabilities, obligations and indebtedness of the Principal to FTC irrespective of their nature, the time they arise, when due, whether absolute or contingent, liquidated or unliquidated, legal or equitable, whether the Principal is liable individually or jointly or with others, and whether recovery thereof is or becomes barred by a statute of limitations or otherwise becomes unenforceable (individually a "Liability" and collectively the "Liabilities"). If any Liability is not paid or performed when due, the Undersigned hereby agree to and will immediately pay or perform the same, without resort by FTC to the Principal or any other person or party.

The Liabilities include all renewals or extensions in whole or in part of any of the Liabilities and the full performance by the Principal of all things to be done by the Principal pursuant to the FTC Agreements and shall further include any and all damages, losses, costs, interest, charges, attorney's fees and expenses of every kind, nature and description suffered or incurred by FTC, arising in any manner out of or in any way connected with, or growing out of, the Liabilities. As used herein, the term person includes natural persons, partnerships, limited liability companies, trusts, and incorporated and unincorporated entities and associations of every kind.

The obligation of the Undersigned to FTC hereunder is primary, unlimited, absolute and unconditional. Any payment by the Undersigned to FTC under or in connection with this Guaranty may be applied to any of the Liabilities, in any order or manner as FTC may choose at is sole discretion. The obligation of the Undersigned under this Guaranty is in addition to and shall not prejudice or be prejudiced by any other agreement, instrument, surety, security or guaranty
(including any agreement, instrument, surety or guaranty signed by the Undersigned) which FTC may now or hereafter hold relative to any of the Liabilities. The Undersigned, if more than one, shall be jointly and severally liable hereunder. Any entity signing this Guaranty shall be bound hereby, whether or not any other entity signs this Guaranty at any time.

FTC and the Undersigned acknowledge that there may be future advances of monies by FTC to the Principal (although FTC may be under no obligation to make such advances) and that the number and amount of the Liabilities are unlimited and may fluctuate from time to time hereafter. The Undersigned expressly agree that the Undersigned's obligation hereunder shall remain absolute, primary and unconditional notwithstanding such future advances and fluctuations, if any, and agree that, in any event, this Guaranty is a continuing guaranty and shall remain in force at all times hereafter, whether there are any Liabilities outstanding or not, until all originals of this Guaranty are returned to the Undersigned by FTC, or until the Undersigned gives FTC at least sixty (60) days prior written notice of the Undersigned's termination of this Guaranty and such written notice has been received and acknowledged by FTC, but such termination shall not release the Undersigned from any obligation for payment of (i) any and all Liabilities (as defined above) then in existence, (ii) any renewals or extensions of Liabilities then in existence, in whole or in part, whether such renewals or extensions are made before or after the effective date of such termination, and (iii) any damages, losses, costs, interest, charges, attorney's fees or expenses then or thereafter incurred in connection with the Liabilities then in existence or any renewals or extensions thereof.

As security for the payment of the Liabilities and the obligations of the Undersigned under this Guaranty, the Undersigned hereby assign and grant a security interest to FTC in (i) any existing or hereafter created lien or security interest in favor of the Undersigned in any property of the Principal; and (ii) all property of the Undersigned, including, without limitation, property of the Undersigned coming into the possession, control, or custody of FTC, or in which FTC has or hereafter acquires any rights. However, the property referred to in the previous sentence (in both subsections (i) and (ii)) does not include any membership or ownership interest of the Undersigned in William Rast Sourcing, LLC and William Rast Licensing, LLC. To the extent authorized by law, including the Uniform Commercial Code, the Undersigned authorize FTC to file, without the Undersigned's signature, or to sign the Undersigned's name as debtor on, financing statements and amendments thereto and continuations thereof, in order to create or maintain the security


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interests granted to FTC by this Guaranty. The Undersigned hereby agree that any rights the Undersigned may now or hereafter have in any collateral securing any of the Liabilities or against the Principal or in any property of the Principal, including rights arising by virtue of subrogation or otherwise, shall be subordinate and junior to FTC's rights to said collateral or property and to
FTC's  indefeasible  right  to  the  prior  payment  of  the  Liabilities.   The
Undersigned further authorize FTC, without notice or demand, to apply any indebtedness due or to become due to the Undersigned from FTC in satisfaction of any of the Liabilities and the Undersigned's obligations under this Guaranty, including, but not limited to, the right to set-off against any deposits of the Undersigned with FTC.

The Undersigned hereby consent and agree that, at any time or times, without notice to or further approval of the Undersigned or the Principal, and without in any way affecting the obligations of the Undersigned hereunder, FTC may, with or without consideration, (i) release, compromise, or agree not to sue, in whole or in part, the Principal, any of the Undersigned or any other obligor, guarantor, endorser or surety of the FTC Agreements in connection with any of the Liabilities; (ii) waive, rescind, renew, extend, modify, increase, decrease, delete, terminate, amend, or accelerate, either in whole or in part, the FTC Agreements in accordance with their terms, or any of the terms thereof; or any of the Liabilities, or any agreement, covenant, condition, or obligation of or with the Principal, any of the Undersigned, or any other obligor, guarantor, endorser or surety of the FTC Agreements; and (iii) apply any payment received from the Principal, any of the Undersigned or any other obligor, guarantor, endorser or surety of any of the Liabilities to any of the Liabilities in any order or manner as FTC may choose in its sole discretion.

The Undersigned hereby consent and agree that FTC may at any time, either with or without consideration, surrender, release or receive any property or other security of any kind or nature whatsoever (whether the property or security is held by FTC or any person on FTC's behalf or for FTC's account securing any indebtedness of the Principal or any Liability), or substitute any collateral so held by FTC for other collateral of like kind, or of any kind, without notice to or further consent from the Undersigned. Such surrender, receipt, release or substitution shall not in any way affect the obligation of the Undersigned hereunder. FTC shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement with respect to the same as may seem advisable to FTC, in its sole discretion, without affecting the obligation of the Undersigned hereunder, which shall remain absolute, primary and unconditional. FTC shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence, mistake, or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon, or perfecting a security interest in, any such collateral. The obligation of the Undersigned to FTC hereunder shall remain absolute and unconditional notwithstanding any failure to perfect or to realize upon any security interest or collateral securing any of the Liabilities (including but not limited to the failure to perfect any security interest granted by the Undersigned or any security interested granted in connection with the Liabilities), and also notwithstanding the unenforceability of all or any part of the FTC Agreements and any of the Liabilities.

This Guaranty covers all Liabilities to FTC purporting to be made on behalf of the Principal by any officer, agent or partner of said Principal, without regard to the actual authority of such officer, agent or partner to bind the Principal, and without regard to the capacity of the Principal or whether the organization or charter of the Principal is in any way defective.

The Undersigned hereby waive notice of FTC's acceptance of this Guaranty and the FTC Agreements, and of the creation, extension or renewal of any Liability of the Principal to which either relates, and of any default by the Principal. The Undersigned hereby waive presentment, demand, protests and notice of dishonor of any of the Liabilities, and also hereby waive any failure by FTC to promptly commence suit against any party in connection with the Liabilities, or any failure by FTC to give any notice to or make any claim or demand upon the Undersigned or the Principal. No act, failure to act, or omission of any kind on the part of the Undersigned, the Principal, FTC or any other person shall be a legal or equitable discharge or release of the Undersigned from their obligations hereunder unless agreed to hereafter in writing by FTC. This Guaranty shall not be affected by any change which may arise by reason of the death or dissolution of the Undersigned, or of any trustee of the Undersigned, or of the Principal, or the accession to such trust of any one or more new trustees. The Undersigned further agree that this instrument shall continue to be effective or be reinstated as the case may be, if at any time payment, or any part thereof, of the principal of or interest on any of the Liabilities is rescinded or must otherwise be restored or returned by FTC upon the insolvency, bankruptcy or reorganization of the Principal, or otherwise, all as though such payment has not been made. All obligations of the Principal to the Undersigned which presently or in the future may exist are hereby subordinated to the Liabilities.

To the maximum extent permitted by law, the Undersigned waive (a) all rights to require FTC to proceed against, enforce or exhaust any security for the Liabilities, or to marshal assets, or to pursue any other remedy; (b) any defenses arising by reason of any disability or other defense of the Principal, any defenses arising by the cessation for any reason of the Liability of the Principal, any defense that any other indemnity, guaranty or security was to be obtained, any defense or claim that FTC has made the Undersigned's obligations more burdensome or more burdensome than the Principal's obligations, and any defense or claim that the proceeds of the Liabilities were used in a manner other than as intended or understood by the Undersigned or the Principal; (c) all notices or demands to which the Undersigned may otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Liabilities in any bankruptcy, reorganization or other insolvency proceeding involving the Principal; (f) all rights to require FTC to enforce any of FTC's remedies; and (g) until the Liabilities are satisfied or fully paid with such payment not subject to return:
(i) all rights of subrogation,  contribution,  indemnification or reimbursement,
(ii) all rights of


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recourse to any assets or property of the  Principal,  or to any  collateral  or credit support for the Liabilities, (iii) all rights to participate in or benefit from any security or credit support FTC may have or acquire, and (iv) all rights, remedies and defenses the Undersigned may have against the Principal. The Undersigned also waive all rights and defenses that the Undersigned may have (a) by reason of any election of remedies by FTC, or (b) any rights or defenses the Undersigned may have because the Principal's debt is secured by real property or an estate for years, including but not limited to any rights or defenses based upon, directly or indirectly, the application of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure to any of the Liabilities.

This Guaranty shall bind and inure to the benefit of FTC, its successors and assigns, and likewise shall bind and inure to the benefit of the Undersigned, his/her/its/their heirs, executors, administrators, estates, successors and assigns. FTC shall have the right at any time to assign the Liabilities and this Guaranty, without notice to or the consent of the Undersigned or the Principal, and may disclose to any prospective or actual purchaser of all or part of the Liabilities any and all information FTC has or acquires concerning the Undersigned, this Guaranty or any security for this Guaranty. The Undersigned expressly agree, acknowledge, represent, and warrant that FTC's entering into the FTC Agreements with the Principal is a direct and significant benefit to the Undersigned.

If any legal action or actions are instituted by FTC to enforce any of its rights against the Undersigned under this Guaranty, then the Undersigned, jointly and severally, agree to pay FTC all expenses incurred by FTC relative to such legal action or actions, including, but not limited to, court costs, attachment-related fees and costs, and attorney's fees and costs (collectively, the "Collection Costs").

The obligations of the Undersigned hereby created are joint and several, and FTC is authorized and empowered to proceed against the Undersigned or any of them, without joining the Principal or any of the others of the Undersigned. All of said parties may be sued together, or any of them may be sued separately without first or contemporaneously suing the others. There shall be no duty or obligation upon FTC, whether by notice or otherwise, (i) to proceed against the Principal, any of the Undersigned, or any other guarantor or surety or any security, (ii) to initiate any proceeding or exhaust any remedy against the Principal, any of the Undersigned, or any other guarantor or surety or any security, or (iii) to give any notice to the Undersigned or the Principal, whatsoever, before bringing suit, exercising any rights to any collateral or security, or instituting proceedings of any kind against the Principal, the Undersigned, or any of them.

The Undersigned hereby ratify, confirm, and adopt all the terms, conditions, agreements and stipulations of the FTC Agreements and all notes and other evidence of the Liabilities, whether such documents or evidence are currently executed or will be executed later. Without in any way limiting the generality of the foregoing, the Undersigned, and each of them, waive and renounce, each for himself/herself/itself/themselves and family, any and all homestead or exemption rights any of them may have under or by virtue of the Constitution, or by the laws of California, any other state, or the United States, in connection with the obligation(s) created by this Guaranty; and the Undersigned hereby agree to and do transfer, convey and assign, and direct any trustee in Bankruptcy or receiver to deliver to FTC, a sufficient amount of property or money in any homestead or exemption that may be allowed to the Undersigned, or any of them, to pay in full any liability guaranteed by this Guaranty, and also to pay in full all Collection Costs. The Undersigned also waive and renounce for themselves any defense to any of the Liabilities which may be available to or could be asserted by the Principal, except for full payment. If any of the Undersigned is married, recourse may be had against his/ her/their separate as well as community property for all or his/her/their obligations under this Guaranty.

All FTC's rights and remedies are cumulative and those granted hereunder are in addition to any rights and remedies available to FTC under law or equity. If any provision of this Guaranty or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty (including, without limitation, the application of such provision to persons or circumstances other than those held invalid or unenforceable) shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the full extent permitted by law or equity. The failure or forbearance of FTC to exercise any right under this Guaranty or in connection with the FTC Agreements, or otherwise granted to it by law, equity, or another agreement, shall not affect the obligation of the Undersigned hereunder and shall not constitute a waiver of said right. This Guaranty contains the entire agreement between the parties with regard to the subject matter of this Guaranty, and no provision hereof may be waived, modified, or altered except by a writing executed by the Undersigned and FTC. There is no understanding that any person other than or in addition to the Undersigned shall execute this Guaranty.

THE UNDERSIGNED'S EXECUTION OF THIS GUARANTY WAS NOT BASED UPON ANY FACTS OR MATERIALS PROVIDED BY FTC, NOR WAS THE UNDERSIGNED INDUCED TO EXECUTE THIS GUARANTY BY ANY REPRESENTATION, STATEMENT OR ANALYSIS MADE BY FTC. THE
UNDERSIGNED ACKNOWLEDGE AND AGREE THAT THE UNDERSIGNED ASSUME SOLE RESPONSIBILITY FOR INDEPENDENTLY OBTAINING ANY INFORMATION OR REPORTS DEEMED ADVISABLE BY THE UNDERSIGNED WITH REGARD TO THE PRINCIPAL OR ANY OF THE OTHER UNDERSIGNED (IF ANY), AND THE UNDERSIGNED AGREE TO RELY SOLELY ON THE
INFORMATION OR REPORTS SO INDEPENDENTLY OBTAINED IN REACHING ANY DECISION TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY. THE UNDERSIGNED ACKNOWLEDGE AND AGREE THAT FTC IS AND SHALL BE UNDER NO OBLIGATION NOW OR IN THE FUTURE TO FURNISH ANY INFORMATION TO THE UNDERSIGNED CONCERNING


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THE PRINCIPAL,  THE LIABILITIES,  OR ANY OF THE OTHER UNDERSIGNED,  AND THAT FTC
DOES NOT AND SHALL NOT BE DEEMED NOW OR IN THE FUTURE TO WARRANT THE ACCURACY OF ANY INFORMATION OR REPRESENTATION CONCERNING THE PRINCIPAL, THE UNDERSIGNED, OR ANY OTHER PERSON WHICH MAY INDUCE THE UNDERSIGNED TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY.

This Guaranty and its performance, interpretation and enforcement shall in all respects be governed by the law of the State of California, without regard to its conflicts of laws principles. The Undersigned consent to the jurisdiction of the state or federal courts located in Los Angeles County, California.

THE UNDERSIGNED AND FTC HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR CROSS-CLAIM BROUGHT BY OR AGAINST THE UNDERSIGNED OR FTC ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY. THE UNDERSIGNED AND FTC DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING APPLICABLE STATE AND FEDERAL LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF
ARBITRATION, THE UNDERSIGNED AND FTC AGREE THAT A JUDICIAL REFEREE WILL BE APPOINTED UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 TO DETERMINE ANY FACTUAL ISSUES IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE UNDERSIGNED AND FTC ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS GUARANTY, THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO. THE UNDERSIGNED AND FTC SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT THE UNDERSIGNED AND FTC CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE UNDERSIGNED AND FTC SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

IN WITNESS HEREOF and in agreement hereto the Undersigned has by its duly authorized person(s) executed this Guaranty on August 6, 2008 at Los Angeles, California.


                                           [COMPANY]


                                           By:  ___________________________
                                           Name: __________________________
                                           Title: _________________________



ACCEPTED:

FTC COMMERCIAL CORP.


By: ________________________
Name:  Kenneth L. Wengrod
Title: President


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